Exhibit 99.2

Enovix Announces Fourth Quarter and Full Year 2021 Financial Results

FREMONT, Calif., March 3, 2022 (GLOBE NEWSWIRE) -- Enovix Corporation (“Enovix”) (Nasdaq: ENVX), the leader in the design and manufacture of next generation 3D Silicon™ Lithium-ion batteries, today posted to its website at https://ir.enovix.com a quarterly shareholder letter containing the financial results for the fourth quarter of 2021 and full year, ending January 2, 2022, and a new investor presentation.

The shareholder letter and investor presentation provide business updates that detail progress made in the quarter along several key areas including technology, production, and commercialization.

“We made significant progress in 2021 and are now building and shipping our revolutionary batteries to leading customers,” said Harrold Rust, President, Chief Executive Officer and Co-Founder of Enovix. “In 2022, our priorities will be responding to a growing customer base, driving transformative product enhancements and improving our manufacturing process based on our learnings from Fab-1.”

Enovix will hold a conference call at 2:00 PM PT / 5:00 PM ET today, March 3, 2022, to discuss the company’s business and financial results.

Live Dial-in Details:

North America (toll-free): +1 (833) 865-1567

International: +1 (574) 990-9731

Conference ID: 5757979

A simultaneous live webcast will be available via the investor relations section of the Company’s website at https://ir.enovix.com. An archived version of the webcast will be available for one year at https://ir.enovix.com.

About Enovix

Enovix is the leader in advanced silicon-anode lithium-ion battery development and production. The company's proprietary 3D cell architecture increases energy density and maintains high cycle life. Enovix is building an advanced silicon-anode lithium-ion battery production facility in the U.S. for volume production. The company's initial goal is to provide designers of category-leading mobile devices with a high-energy battery so they can create more innovative and effective portable products. Enovix is also developing its 3D cell technology and production process for the electric vehicle and energy storage markets to help enable widespread utilization of renewable energy. For more information, go to www.enovix.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “believe”, “will”, “may”, “estimate”, “continue”, “anticipate”, “intend”, “should”, “plan”, “expect”, “predict”, “could”, “potentially", “target”, “project”, “evaluate,” “emerge,” “focus,” “goal” or the negative of these terms or similar expressions. Forward-looking statements in this letter to shareholders include, but are not limited to, statements regarding our ability to respond to customer demand and the strength of such demand, our financial and business performance, our product revenue, service revenue and projections thereof, our ability to build and scale our advanced silicon-anode lithium-ion battery, leveraging our unique battery architecture to drive transformative product enhancements, capitalizing on our learning from our first production line, optimizing our manufacturing process, our production and commercialization timeline, our ability to meet milestones and deliver on our objectives and expectations, the implementation and success of our business model and growth strategy, various addressable markets, market opportunity and the expansion of our customer base, power future industries with our technology, new engagements in Asia-based markets and market expansion (including wearable, computing, mobile communications and EV) and new customer engagements, our ability to meet the expectations of new and current customers, the design and build out of our next-generation pilot line and next-generation production lines, our projections regarding energy density, the progress of our cells using an EV-class NMC cathode, our ability to attract and hire additional talent, the strength of our brand, our future product development, the progress and results of our program with the U.S. Department of Energy, roadmap and the future demand for our lithium ion battery solutions, and the strategies, objectives, expectations, intentions and financial performance and the assumptions that underlie these statements. Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, our ability to improve energy density among our products, our ability to establish sufficient manufacturing and optimize manufacturing processes to meet demand, sourcing or establishing supply relationships, adequate funds to acquire our next manufacturing facility, market acceptance of our products, changes in consumer preferences or demands, changes in industry standards, the impact of technological development and competition, and global economic conditions, including inflationary and supply chain pressures as well as effects of the COVID-19 pandemic, and political, social, and economic instability, including as a result of armed conflict, war or threat of war, terrorist activity or other security concerns or trade and other international disputes that could disrupt supply or delivery of, or demand for, our products. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this letter to shareholders speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

For investor and media inquiries, please contact:

Enovix Corporation

Charles Anderson

Phone: +1 (612) 229-9729

Email: canderson@enovix.com

Or

The Blueshirt Group

Gary Dvorchak, CFA

Phone: (323) 240-5796

Email: gary@blueshirtgroup.com

For media inquiries, please contact:

Enovix Corporation

Kristin Atkins

Phone: +1 (650) 815-6934

Email: katkins@enovix.com